UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2009

CopyTele, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-11254	11-2622630
(Commission File Number)	(IRS Employer Identification No.)

900 Walt Whitman Road, Melville, NY	11747
(Address of Principal Executive Offices)	(Zip Code)

(631) 549-5900
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant's Certifying Accountant.

On August 11, 2009, CopyTele, Inc. (the “Company”) dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm, and engaged KPMG LLP (“KPMG”) to serve as its new independent registered public accounting firm for the fiscal year ending October 31, 2009.  This decision to change accountants was recommended and approved by the Board of Directors of the Company on August 11, 2009.

The Company’s consolidated financial statements for the years ended October 31, 2008 and 2007 were audited by Grant Thornton.  Grant Thornton’s reports on the Company’s financial statements for the two most recent fiscal years did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended October 31, 2008 and 2007 and the interim period between October 31, 2008 and the date of this Form 8-K, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the subject matter of the disagreement(s) in connection with its report.

The Company provided Grant Thornton with a copy of the foregoing disclosures before this Form 8-K was filed with the Securities and Exchange Commission (“SEC”) and requested Grant Thornton to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made above.  A copy of such letter, dated August 14, 2009, is filed as Exhibit 16.1 to this report on Form 8-K.

During the years ended October 31, 2008 and 2007 and the interim period between October 31, 2008 and the date of this Form 8-K, neither the Company nor anyone on the Company’s behalf consulted with KPMG regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or any matter that was either the subject of a disagreement or a reportable event.

On August 17, 2009, the Company issued a press release announcing the engagement of KPMG LLP as its new independent registered public accounting firm. A copy of the press release is attached as Exhibit 99.1 to this report on Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.
	16.1	Letter dated August 14, 2009 from Grant Thornton LLP, to the Securities Exchange Commission.
	99.1	Press Release, dated August 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPYTELE, INC.

Date: August 17, 2009	By:	/s/ Denis A. Krusos
Denis A. Krusos
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated August 14, 2009 from Grant Thornton LLP, to the Securities Exchange Commission.

99.1	Press Release, dated August 17, 2009.

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